DELAWARE GROUP EQUITY FUNDS III

Delaware Focused Growth Fund
(formerly Delaware Large Cap Growth Fund)

Supplement to the Fund's
Statement of Additional Information
dated August 29, 2000

Pursuant to a vote of shareholders held on May 15, 2001, the Delaware Focused Growth Fund (formerly the Delaware Large Cap Growth Fund) became a non-diversified fund and may concentrate its investments in one industry or a group of industries.

The following language is added to number 1 under the heading "Investment Policies - Investment Restrictions":

The Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

The first paragraph under the heading "General Information" is deleted and restated in its entirety as follows:

Equity Funds III is an open-end management investment company. Delaware Trend Fund will be diversified as defined by the 1940 Act. Delaware Technology and Innovation Fund, Delaware American Services Fund, Delaware Research Fund and Delaware Focused Growth Fund will not be diversified under the 1940 Act. Equity Funds III originally was organized as a Delaware corporation in 1966. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on August 27, 1999.

This Supplement is dated June 15, 2001.